EXHIBIT 10.5

PRESTO FOOD & BEVERAGE, INC.

SUBSCRIPTION AGREEMENT

FOR THE

PURCHASE OF SECURITIES

Dated as of November __, 2007

Copy No.:____________________
Subscriber Name:______________
Address:______________________
_______________________

PRESTO FOOD & BEVERAGE, INC.

SUBSCRIPTION AGREEMENT FOR THE PURCHASE OF SECURITIES

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH OR APPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”), NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. NO STATE SECURITIES LAW ADMINISTRATOR HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR THE ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES OFFERED HEREBY WILL BE MADE AVAILABLE TO ACCREDITED INVESTORS, AS DEFINED IN REGULATION D AND RULE 501 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS FOR NONPUBLIC OFFERINGS. SUCH EXEMPTION LIMITS THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICTS SUBSEQUENT TRANSFERS OF THE INTERESTS.

THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING.

NO SECURITIES MAY BE RESOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.

THE INVESTOR, BY ACCEPTING DELIVERY OF THE SUBSCRIPTION AGREEMENT, REGISTRATION RIGHTS AGREEMENT, CONVERTIBLE PROMISSORY NOTE AND WARRANT (THE “OFFERING MATERIALS”), AGREES TO RETURN THE OFFERING MATERIALS AND ALL ACCOMPANYING OR RELATED DOCUMENTS TO THE COMPANY UPON REQUEST IF THE INVESTOR DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY.

ANY OFFERING MATERIALS SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE SECURITIES OFFERED HEREBY DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED.

ANY REPRODUCTION OR DISTRIBUTION OF ANY OFFERING MATERIALS IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THEIR CONTENTS (EXCLUDING THE DIVULGENCE TO THE INVESTOR’S LEGAL OR FINANCIAL ADVISORS AND TO THE EXTENT REQUIRED BY APPLICABLE LAW), WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIM/HERSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.

NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT, AND THE APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THIS SUBSCRIPTION AGREEMENT, dated as of November__, 2007 (the “Agreement”), by and among Presto Food & Beverage, Inc., a New York corporation with offices at 410 Park Avenue, Second Floor, New York, NY 10022 (the “Company”), and the investors who are signatory to this Agreement (the “Investors” each an “Investor”).

Background

The Company is offering (the “Offering”) for sale to “accredited investors” as the term is defined under Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), two (2) year convertible promissory notes of the Company (the “Notes”) in an aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000). The Company will hold a closing on, and issue the Notes and Warrants (as defined below) upon the receipt and acceptance of, this Agreement and the Subscription Amount, as defined below (the “Closing”).  The date of such Closing is referred to herein as a “Closing Date”.  The minimum investment by any one investor is the purchase of Notes in the principal amount of One Hundred Thousand Dollars ($100,000), upon the terms and subject to the conditions described herein, except that a lesser principal amount of the Notes may be sold at the discretion of the Company.  A form of Note is attached as Exhibit A hereto.  In addition, each Investor shall receive a warrant to purchase an amount of the Company’s common stock equal to fifty percent (50%) of the face amount of the Note purchased by such Investor at an exercise price of $0.31 per share of common stock (the “Warrants”).  A form of the warrant is attached hereto as Exhibit B.

The Notes mature on the earlier of:  (i) two (2) years from the date of issuance or (ii) the Company becoming a reporting company pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended.

The Company will prepare and file a registration statement with the Securities and Exchange Commission (the “Registration Statement”) within ninety (90) days of the expiration of the Offering Period (as defined below).  No sooner than thirty (30) days prior to filing the Registration Statement, the Company shall notify each Investor of its intention to file the Registration Statement and shall allow for each investor to convert the outstanding principal amount of the Notes into shares of the Company’s common stock at the conversion price of $0.26 per share.  The common stock issuable upon conversion of the Notes and the common stock issuable upon exercise of the Warrants are hereinafter collectively defined as the “Conversion Shares.”

The Company shall include the Conversion Shares in the Registration Statement pursuant to the terms of a registration rights agreement.  A form of Registration Rights Agreement is attached hereto as Exhibit C.

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.

Purchase and Sale of the Notes; the Offering.

(a)

The undersigned hereby subscribes to purchase Notes in the aggregate principal amount of [_______($___)](the “Subscription Amount”).  The entire Subscription Amount is due and payable upon the execution and delivery of this Agreement, and shall be paid by check, subject to collection (or by wire transfer according to the instructions provided by the Company), made payable to the order of  “Presto Food & Beverage, Inc.”.  The Company has the right to reject this subscription in whole or in part in its sole discretion.  If this subscription is rejected in whole or in part the undersigned funds will be promptly returned to the Investor without interest.  The Subscription Amount, subject to the prior sentence, shall be deposited with Steinberg, Fineo, Berger & Fischoff P.C., as escrow agent, under the terms of an escrow deposit agreement.  Such funds shall be released to the Company upon the Closing Date. On the Closing Date, the Company shall deliver to the Investor a Note, in the principal face amount of the Subscription Amount and one or more Warrants purchased by such Investor on such Closing Date against payment of the Subscription Amount.

(b)

The Company retains the right to utilize a NASD member firm to act as placement agent in connection with the Offering in which event the placement agent may receive a cash commission from the gross proceeds from the Notes sold by such placement agent.  Any such commission is expected to be at a rate that is compatible with industry standards.

(c)

The offering period will expire on the earlier to occur of: (i) December 31, 2007, or (ii) the sale of the entire Offering, provided, that offering period may be extended in the Company’s sole discretion until March 1, 2008  (the “Offering Period”).

(d)

Prospective Investors should retain their own professional advisors to review and evaluate the economic, tax and other consequences of an investment in the Company.

(e)

Prospective Investors acknowledge that, neither the Notes, the Warrants nor the Conversion Shares have been registered under the Act, or the securities laws of any State, that absent an exemption from registration contained in those laws, the issuance and sale of such Notes, Warrants or Conversion Shares, as applicable, would require registration, and that the Company’s reliance upon such exemption is based upon the undersigned’s representations, warranties, and agreements contained in the Offering Materials (as defined below).

2.

Prospective Investor Representations and Warranties.  The undersigned represents, warrants, and agrees as follows:

(a)

The undersigned agrees that this Agreement is and shall be irrevocable.

(b)

The undersigned has carefully read this Agreement, the Confidential Prospective Purchaser Questionnaire, the Company’s Business Plan, the form of Note, the form of Warrant, the form of Registration Rights Agreement, Supplement to the Company’s Business Plan, dated November 6, 2007 and other documents utilized in connection with the Offering (collectively the “Offering Materials”), all of which the undersigned acknowledges have been provided to the undersigned.  The undersigned has been given the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of this Offering and the Offering Materials, including the risks involved in an investment in the Company, it being acknowledged hereby that the Business Plan, as amended and supplemented, does not contain a detailed description of risk factors, and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the same as the undersigned desires in order to evaluate the investment.  The undersigned further acknowledges that the undersigned fully understands the Offering Materials, and the undersigned has had the opportunity to discuss any questions regarding any of the Offering Materials with the undersigned’s counsel or other advisor.  Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth in the Offering Materials and the undersigned’s own independent investigation.  The undersigned acknowledges that the undersigned has received no representations or warranties from the Company or its employees, director or agents in making this investment decision other than as set forth in the Offering Materials.

(c)

That this Agreement is made by the Company with such Investor in reliance upon such Investor’s representation to the Company, which by such Investor’s execution of this Agreement such Investor hereby confirms, that the Notes and Warrants to be received by such Investor will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof such that such Investors would constitute an “underwriter” under the Act; provided that this representation and warranty shall not limit (i) the Investor’s right to sell the Note, Warrant or Conversion Shares pursuant to the Registration Rights Agreement or in compliance with an exemption from registration under the Act and in compliance with all applicable federal securities laws and blue sky laws or (ii) the Investor’s right to indemnification under this Agreement, if any, or the Registration Rights Agreement, if any.

(d)

The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of this Offering, or any recommendation or endorsement of this Offering.

(e)

That the undersigned, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in this investment in the Notes and Warrants.  The undersigned has no reason to anticipate any material change in his or her personal financial condition for the foreseeable future.

(f)

The undersigned is financially able to bear the economic risk of this investment, including the ability to hold the Notes and the Warrants indefinitely or to afford a complete loss of the undersigned’s investment in the Notes and the Warrants.

(g)

That the undersigned’s overall commitment to this investment is not disproportionate to the undersigned’s net worth, and the undersigned’s investment in the Notes and Warrants will not cause such overall commitment to become excessive.  The undersigned understands that the statutory basis on which the Notes and Warrants are being sold to the undersigned and others would not be available if the undersigned’s present intention were to hold the Notes and Warrants for a fixed period or until the occurrence of a certain event.  The undersigned realizes that in the view of the Commission, a purchase now with a present intent to resell by reason of a foreseeable specific contingency or any anticipated change in the market value, or in the condition of the Company, or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the undersigned for the acquisition of the Notes and Warrants and for which such Notes and Warrants may be pledged as security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, represent a purchase with an intent inconsistent with the undersigned’s representations to the Company and the Commission would then regard such sale as a sale for which the exemption from registration is not available.  The undersigned will not pledge, transfer or assign this Agreement.

(h)

That the funds provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management.

(i)

FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY:  If the undersigned is a partnership, corporation, trust or other entity, (i) the undersigned has enclosed with this Agreement appropriate evidence of the authority of the individual executing this Agreement to act on its behalf (e.g., if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the articles of incorporation; or if a partnership, a certified copy of the partnership agreement), (ii) the undersigned was not organized or reorganized for the specific purpose of acquiring the Notes and Warrants, (iii) the undersigned has the full power and authority to execute this Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

(j)

The address shown under the undersigned’s signature at the end of this Agreement is the undersigned’s principal residence if he or she is an individual, or its principal business address if a corporation or other entity.

(k)

The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes and Warrants.

(l)

That the certificates for the securities comprising the Notes, Warrants and Conversion Shares, as applicable, which the undersigned will receive will contain a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SALE OR DISPOSITION OF THE SECURITIES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.”

(m)

That the Company is relying upon the undersigned’s representations contained in the Offering Materials.

(n)

That: (i) the undersigned (A) was qualified at the time the undersigned was offered the securities, (B) qualifies on the date hereof, and (C) will qualify on the Closing Date, as an “accredited investor” as such term is defined under Rule 501 promulgated under the Act.  Any Investor that is a corporation, a partnership, a limited liability company, a trust or other business entity further represents to the Company that it has not been organized for the purpose of purchasing the Securities.

(o)

That Company hereby agrees to indemnify, save and hold harmless each Investor, the placement agent and their respective officers, directors, employees, agents, representatives, affiliates and counsel, from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of the Company contained in any of the Offering Materials.  Such indemnification shall be deemed to include not only the specific liabilities or obligations with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment.  In addition, the Company’s representations, warranties and indemnification contained herein shall survive the Closing hereunder.

3.

Company Representations and Warranties.  The Company represents, warrants, and agrees as follows:

(a)

That it has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of New York.

(b)

That it has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own its properties and conduct its business and to enter into this Subscription Agreement and the other Offering Materials and to be bound by the provisions and conditions hereof or therein.

(c)

That the securities offered hereby are being offered pursuant to an exemption from the registration requirements of the Act and applicable state securities laws for nonpublic offerings.

(d)

The Notes, Warrants and Conversion Shares (collectively, the “Securities”), when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer as described in this Agreement and the Offering Materials, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Investor.  Assuming the accuracy of the representations of the Investor of this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws.  The Conversion Shares issuable upon conversion of the Notes and upon exercise of the Warrants have been duly reserved for issuance, and upon issuance will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer as described in this Agreement and the Offering Materials, applicable federal and state securities laws and liens or encumbrances created by or imposed by the Investor.  Based in part upon the representations of the Investor of this Agreement, the Conversion Shares issuable upon conversion of the Notes and upon exercise of the Warrants will be issued in compliance with all applicable federal and state securities laws.

(e)

There is no claim, action, suit, proceeding, arbitration, charge, complaint or investigation pending or to the Company’s knowledge, currently threatened (i) against the Company or any officer, director of the Company arising out of their employment or board relationship with the Company; or (ii) that questions the validity of the Offering Materials or the right of the Company to enter into them, or to consummate the transactions contemplated by the Offering Materials.

4.

Prospective Investor Acknowledgements.  The undersigned agrees and acknowledges that the Company has the right to utilize the services of a placement agent and if utilized, may receive a cash commission, at a rate that is compatible with industry standards, from the Notes sold by such placement agent.

5.

Registration Rights.  The undersigned’s rights to have the Conversion Shares registered are set forth in a separate Registration Rights Agreement by and among the Company and the Investors.

6.

No Waiver.  Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or her or its rights hereunder or under any other agreement, instrument or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right.  Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right.  A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.  All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

7.

No Other Representation or Warranty.  The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof.  All understandings and agreements heretofore existing between the parties with respect to the subject matter hereof are merged in this Agreement and any such instrument, which alone fully and completely express their agreement.

8.

No Oral Modification.  This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Agreement.

9.

Further Assurance.  The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes hereof.

10.

Severability.  If any provision or any portion of any provision of this Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

11.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the undersigned hereby consents to the jurisdiction of the courts of the State of New York and/or the United States District Court for the Southern District of New York.

12.

Entire Agreement.  This Agreement and the other Offering Materials constitute the entire contract between the parties relative to the subject matter hereof and thereof, and no party shall be liable or bound to the other in any manner by any warranties or representations (express or implied) or agreements or covenants except as specifically set forth herein or therein.  This Agreement and the other Offering Materials supersede any previous agreement among the parties with respect to the subject matter hereof and thereof.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.  Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

13.

Counterparts.  This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.

Headings.  The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

15.

Notices.  Any notice or other communication required or permitted to be given hereunder (each a “Notice”) shall be given in writing and shall be made by personal delivery or sent by generally recognized courier or certified or registered first-class mail (postage prepaid), addressed to undersigned at its, his, or her address set forth at the end of this Agreement and to the Company at its address shown below, or, in either case, at such other address as such party may designate by three (3) days advance Notice to the other parties.

Presto Food & Beverage, Inc.

410 Park Avenue, 2nd Floor

New York, NY 10022

Attention: Fernando O. Leonzo

Facsimile No.: (212) 406-5370

With a copy to:

Gersten Savage LLP

600 Lexington Avenue, 9th Floor

New York, New York 10022

Attention: Peter J. Gennuso, Esq.

Facsimile No.: (212) 980-5192

Each Notice shall be deemed given and effective upon receipt (or refusal of receipt).

16.

Rights of Transferees.  Any and all rights and obligations of each of the Investors herein incident to the ownership of Notes shall pass successively to all subsequent transferees of such securities until extinguished pursuant to the terms hereof; provided, however, that no Investor may transfer or assign its rights under this Agreement (other than to an affiliate) between the date of this Agreement and the Closing Date.

17.

Amendments and Waivers.  Unless a particular provision or section of this Agreement requires otherwise explicitly in a particular instance, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the principal amount of the Notes.  Any amendment or waiver effected in accordance with this Section 17 shall be binding upon each Investor at the time outstanding (including without limitation securities into which any such Securities are convertible or exercisable), each future holder thereof, and the Company.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGES TO FOLLOW]

SIGNATURE PAGE FOR INDIVIDUAL INVESTOR

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below.

	(SEAL)	_________________________________(SEAL)
Signature [If Purchased Jointly]		Signature

Name ___________________________________		Name _____________________________
Please Print		Please Print

Address _________________________________		Address _________________________________

Telephone #	( )	Telephone #	( )

Social Security # __________________________		Social Security # __________________________

Date: _________________________________		Date: _________________________________

Total purchase price [$__________} $__________________

Amount of payment enclosed $_____________.

Form of ownership of Notes (check one):

☐    Individual

☐    Joint Tenants with Right of Survivorship

☐    Tenants in Common

☐    Tenants by the Entirety

ACCEPTED on behalf of PRESTO FOOD & BEVERAGE, INC.

By: __________________________________

Name:

Title:

SIGNATURE PAGE FOR PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY OR TRUST

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below.

Name of partnership, corporation, limited liability company or trust	Telephone Number	( )

By:
Federal Tax ID Number ___________________

Name:
State of Organization _____________________

Title:
Registered Office ________________________

Date:

Amount of payment enclosed $_____________.

ACCEPTED on behalf of PRESTO FOOD & BEVERAGE, INC.

By: ___________________________________

Name:

Title:  President